UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to ss.240.14a-12

                                 BMC FUND, INC.
                (Name of Registrant as Specified In Its Charter)

                      ------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


(1) Amount Previously Paid:

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(4) Date Filed:

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

                                 BMC FUND, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 25, 2006

      NOTICE IS HEREBY GIVEN THAT the annual meeting of shareholders of BMC Fund, Inc. (the "Fund") will be held on Saturday, February 25, 2006, at 9:00 a.m., at The Hyatt Regency Coconut Point, 5001 Coconut Road, Bonita Springs, Florida (telephone: 941-444-1234), for the following purposes:

      1. To elect 11 directors to hold office until the next annual meeting of shareholders and until their successors have been elected and qualified.

      2. To transact such other business as may properly come before the meeting.

      Only shareholders of record as of the close of business on January 10, 2006 are entitled to notice of, and to vote at, the meeting.

      WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED FORM OF PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AT THAT TIME AND VOTE IN PERSON.

January 30, 2006                       By Order of the Board of Directors

                                       Paul H. Broyhill
                                       Chairman of the Board

                                 BMC FUND, INC.
                                800 Golfview Park
                          Lenoir, North Carolina 28645
                              (Tel.: 828-758-6100)

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 25, 2006

                                     GENERAL

      This proxy statement is furnished in connection with the solicitation by the Board of Directors of BMC Fund, Inc. (the "Fund") of proxies for use at the annual meeting of shareholders and at any and all adjournments thereof (the "annual meeting" or the "meeting") to be held at The Hyatt Regency Coconut Point, 5001 Coconut Road, Bonita Springs, Florida, on Saturday, February 25, 2006, at 9:00 a.m., for the purpose of considering and acting upon the matters specified in the accompanying notice of the meeting and detailed below. The Fund is soliciting such proxies by mail on behalf of its Board of Directors and is bearing the expenses of the solicitation. This proxy statement and the enclosed proxy form are first being sent to shareholders on or about January 30, 2006.

      The Board of Directors has fixed the close of business on January 10, 2006 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. On the record date, 4,933,281 shares of Common Stock of the Fund were issued and outstanding, each share being entitled to one vote. Information concerning beneficial ownership of Common Stock by principal shareholders and by the management of the Fund is set forth below. See "Beneficial Ownership of Principal Shareholders and Management" and "Certain Beneficial Interests of Directors in the Fund," below.

      Shares represented by proxies will be voted by the proxy agents named therein unless such proxies are revoked. The proxy agents will vote the proxies that they hold in accordance with the choices specified by the person giving the proxy. If the enclosed proxy reflects no specification but is properly signed, the proxy agents will vote the shares represented thereby for the election of the slate of nominees listed on the proxy.

      Any shareholder who submits the accompanying proxy has the right to revoke it by notifying the Secretary of the Fund in writing at any time prior to the voting of the proxy. A proxy is suspended if the person giving the proxy attends the meeting and elects to vote in person.

      The holders of a majority of the shares entitled to vote, represented in person or by proxy, constitute a quorum for purposes of the matters to be considered at the annual meeting. Once a share is represented for any purpose at a meeting, it is considered present for quorum purposes for the remainder of the meeting and any adjournment thereof (unless a new record date is set for the adjourned meeting). Abstentions and shares which are withheld as to voting with respect to a proposal are counted in determining the existence of a quorum, but shares held by a broker, as nominee, and not voted on any matter will not be counted for such purpose.

      Assuming the existence of a quorum, the persons receiving a plurality of the votes cast by the shares entitled to vote will be elected as directors. Abstentions, shares which are withheld as to voting with respect to a proposal and shares held of record by a broker, as nominee, that are not voted with respect to a proposal will not be counted as a vote in favor of or against the proposal and, therefore, will have no effect on the election of directors.

      The Board of Directors is not aware of any business to come before the meeting other than the matters described in the accompanying notice of the meeting. If any other matters of business are properly presented at the meeting, however, the proxy agents will vote upon such matters in accordance with their best judgment.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

      The bylaws of the Fund provide that the number of directors of the Fund shall be not less than three nor more than 15. Those members of the Board of Directors who are considered not to be "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), have approved the selection and nomination of each candidate who, if elected, would be a director under the 1940 Act. Unless contrary action is specified by a shareholder on the enclosed proxy, the proxy agents named in the proxy intend to vote the proxies received by them for the election of the 11 nominees listed below, who, if elected, will hold office until the next annual meeting of shareholders and until their respective successors have been elected and qualified. All of the nominees are currently serving as directors of the Fund.

      If any of the nominees will be unable or unwilling to serve, the proxies shall be voted for a replacement nominee designated by the present Board of Directors or the number of directors to be elected shall be reduced.

      The corporation laws of North Carolina, under which the Fund is incorporated, provide that shareholders of a company, such as the Fund, incorporated before July 7, 1957, under a charter not granting the right of cumulative voting and which has at the time of the election of directors one shareholder who owns or controls more than 25% of the company's voting stock shall have the right to cumulate their votes for directors. Because no shareholder currently owns or controls more than 25% of the Fund's voting shares, cumulative voting will not be available to shareholders of the Fund at the meeting.

Information About Directors and Officers

      The following table provides certain information about the nominees for election as directors and the officers of the Fund:

                      Directors Who Are Interested Persons

                                                  Term of
                                 Position(s)    Office and                                         Other
            Name,                   Held         Length of      Principal Occupation(s)        Directorships
       Address and Age            With Fund     Time Served       During Past 5 Years        Held by Director
-----------------------------   -------------  -------------   -------------------------   --------------------
James T. Broyhill (78) (1)      Director       Since 1976      Retired; President of       The Shepherd Street
1930 Virginia Road              Vice Chairman  Since 2005      Old Clemmons School         Equity Fund
Winston-Salem, NC  27104                                       Properties, Inc.
                                                               (1998-present); former
                                                               Secretary of the North
                                                               Carolina Department of
                                                               Commerce (1989-1991);
                                                               former Chairman of the
                                                               North Carolina
                                                               Economic Development
                                                               Board (1987-1989);
                                                               former member, U. S.
                                                               Senate (1986); former
                                                               member, U.S. House of
                                                               Representatives
                                                               (1963-1986)

Paul H. Broyhill (81) (1) (2)   Director       Since 1976      Director, President,
135 Claron Place, S.E.          President      Since 2001      Chairman  and Chief
Lenoir, NC  28645               and Chief                      Executive Officer of
                                Executive                      the Fund
                                Officer
                                Chairman       Since 1976

Allene B. Heilman (83) (3)      Director       Since 1983      Private Investor
153 Hillhaven Place SE
Lenoir, NC  28645

Michael G. Landry (59) (4)      Director       Since 1993      President of Grayrocks
2501 Barcelona Drive            Vice           Since 2001      Asset Management, LLC
Ft. Lauderdale, FL 33301        President                      and Landry Trebbi
                                and Chief                      Investment Corporation
                                Investment                     (1999-present); CEO of
                                Officer                        Mackenzie Investment
                                                               Management, Inc.,
                                                               Chairman of Ivy Funds
                                                               and Executive Vice
                                                               President of Mackenzie
                                                               Financial Fund
                                                               (1987-1999)

                                 Other Directors

                                                  Term of
                                 Position(s)    Office and                                         Other
            Name,                   Held         Length of      Principal Occupation(s)        Directorships
       Address and Age            With Fund     Time Served       During Past 5 Years        Held by Director
-----------------------------   -------------  -------------   -------------------------   --------------------
William E. Cooper (84)          Director       Since 1981      Investor (since 1983);
5418 Preston Haven Drive                                       Chairman Emeritus,
Dallas, TX  75207                                              former chairman and
                                                               CEO of Dallas Market
                                                               Center Company, a
                                                               wholesale marketing
                                                               complex

Lawrence Z. Crockett (76)       Director       Since 1983      Retired; former
201 S. Narcissus Avenue, #604                                  director and CEO of
West Palm Beach, FL  33401                                     Mortgage Corporation
                                                               of the South

Jan E. Gordon (54)              Director       Since 2001      Retired; former
3075 Rolling Woods Drive                                       election assistant,
Palm Harbor, FL 34683                                          Pinellas County, FL
                                                               Supervisor of
                                                               Elections (1992 - 2005)

Gene A. Hoots (66)              Director       Since 1987      Chairman Emeritus,
3524 Kylemore Court                                            CornerCap Investment
Charlotte, NC 28210                                            Counsel, a registered
                                                               investment adviser
                                                               serving private and
                                                               pension fund clients
                                                               (since 2001)

Brent B. Kincaid (74)           Director       Since 2005      Retired since 1998;
2703 Lakeview Drive                                            former President and
Lenoir, NC  28645                                              CEO of Broyhill
                                                               Furniture Industries,
                                                               Inc.

John S. Little (74)             Director       Since 2001      Retired; former
4601 Gulf Shore Blvd. N. #18                                   Managing Director and
Naples, FL 34103                                               Chief Executive,
                                                               Associated Octel,
                                                               London (1989-1995);
                                                               former Senior Vice
                                                               President of Corporate
                                                               Technology, Great
                                                               Lakes Chemical
                                                               Corporation (1981-1989)

L. Glenn Orr, Jr. (65)          Director       Since 1999      Managing Director, The      Highwoods Properties,
2735 Forest Drive                                              Orr Group, an               Inc.; Medical
Winston-Salem, NC 27104                                        investment                  Properties Trust
                                                               banking firm (since
                                                               1995)

                            Other Executive Officers

                                                            Term of
                                                          Office and
          Name,                   Positions Held           Length of               Principal Occupation
     Address and Age                 With Fund            Time Served               During Past 5 Years
-------------------------         --------------         -------------       ----------------------------------
M. Hunt Broyhill (41)(5)          Vice President         Since 2001          Vice President of the Fund since
1870 9th Street Court, NW                                                    March 2001; Chief Executive of
Hickory, NC 28601                                                            Broyhill Asset Management, LLC
                                                                             (1997 - present); President of
                                                                             Broyhill Investments, Inc. and
                                                                             Broyhill Family Foundation, Inc.
                                                                             (1988 - present); General Partner
                                                                             of CapitalSouth Partners I, LP and
                                                                             CapitalSouth Partners II, LP
                                                                             (2000-present)

D. Eugene Hendricks (70)          Vice President         Since 2002          Vice President since August 2002;
3021 Cedar Crest Drive            Chief                  Since 2001          Chief Financial Officer of the
Lenoir, NC 28645                  Financial                                  Fund since March 2001; Staff
                                  Officer                                    Accountant for the Fund
                                  Chief                  Since 2003          (1990-2001); Lecturer in
                                  Compliance                                 Accounting at Appalachian State
                                  Officer                                    University, Boone, NC (1998-2001)

--------------------

(1) Messrs. James Broyhill and Paul Broyhill are interested persons within the meaning of the 1940 Act by virtue of their beneficial ownership of more than five percent of the Fund's Common Stock. See "Principal Shareholders" below. Mr. Paul Broyhill is also an interested person by virtue of his serving as President and Chief Executive Officer of the Fund. Messrs. James Broyhill and Paul Broyhill and Ms. Heilman are siblings.

(2) Mr. Paul Broyhill is President of P. B. Realty, Inc. and Broyhill Industries, Inc., wholly owned subsidiaries of the Fund.

(3) Ms. Heilman is an interested person by virtue of her immediate family relationship to Messrs. James Broyhill and Paul Broyhill.

(4) Mr. Landry is an interested person by virtue of his serving as Vice President and Chief Investment Officer of the Fund.

(5)   Mr. Hunt Broyhill is the son of Paul H. Broyhill and the Vice President of
      P. B. Realty, Inc. and Broyhill Industries, Inc., wholly owned subsidiaries of the Fund.

      The Fund consists of a single fund managed internally by its Board of Directors (at October 31, 2005, the Board of Directors managed investment securities valued at approximately $138 million). Accordingly, information called for by the disclosure rules of the Securities and Exchange Commission (the "Commission") relating to the number of portfolios in the fund complex overseen by the directors is not applicable.

      The Board of Directors recommends a vote FOR the entire slate of nominees set forth above.

                              CORPORATE GOVERNANCE

Board Composition

      In accordance with the requirements of the 1940 Act and the Fund's Corporate Governance Guidelines, at least 40% of the members of the Fund's Board of Directors must not be interested persons of the Fund. The Board has determined that William E. Cooper, Lawrence Z. Crockett, Jan E. Gordon, Gene A. Hoots, Brent B. Kincaid, John S. Little and L. Glenn Orr, Jr. are not interested persons of the Fund.

Committees

      The Board of Directors has an Audit Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which operates under a written charter adopted by the Board in July 2000 and amended and restated by the Board in July 2003. The members of the Audit Committee are William E. Cooper (Chairman), Lawrence Z. Crockett, Brent B. Kincaid and L. Glenn Orr, Jr., each of whom is an "independent director," as defined under the rules of the New York Stock Exchange, and not an interested person of the Fund. (The requirements of the New York Stock Exchange are not applicable to the Fund.) The Audit Committee is directly responsible for the hiring, firing, overseeing the work of and determining the compensation for the Fund's independent auditors (subject to the requirement of the 1940 Act that a majority of the Fund's directors who are not interested persons of the Fund ratify the selection of the independent auditors). The independent auditors report directly to the Audit Committee.

      The Board of Directors has an Investment Committee, the members of which are James T. Broyhill, Paul H. Broyhill, Allene B. Heilman, Gene A. Hoots and Michael G. Landry (Chairman). In addition, M. Hunt Broyhill, a Vice President of the Fund, serves as a nonvoting consultant to the Committee. Each member of the Investment Committee, with the exception of Mr. Hoots, is an interested person of the Fund. The Investment Committee is responsible for reviewing the Fund's investments at the request of management. Under the Fund's investment objectives and policies, the Investment Committee has substantial oversight responsibility with respect to the Fund's investments.

      The Board of Directors has a Nominating Committee, the members of which are William E. Cooper, Lawrence Z. Crockett, Jan E. Gordon, Gene A. Hoots, Brent
B. Kincaid, John S. Little (Chairman) and L. Glenn Orr, Jr. The Board has determined that each member of the Nominating Committee is not an interested person of the Fund. The Nominating Committee is responsible for identifying and recommending to the Board qualified candidates for Board membership. The Nominating Committee was formed on September 28, 2004 and operates under a written charter adopted on December 8, 2004. A copy of the Nominating Committee charter was attached to the proxy statement provided to the Fund's shareholders in connection with the 2005 annual meeting.

      The Board of Directors has a Valuation Committee, the members of which are William E. Cooper, Lawrence Z. Crockett, Jan E. Gordon, Gene A. Hoots (Chairman), Brent B. Kincaid, John S. Little and L. Glenn Orr, Jr. No member of the Valuation Committee is an interested person of the Fund. The purpose of the Valuation Committee is to assist the Board of Directors in its duty to determine the valuation of the assets of the Fund in accordance with the Fund's Asset Valuation Procedures.

Meeting and Attendance

      During the fiscal year ended October 31, 2005, the Board held four meetings, the Audit Committee held four meetings, the Investment Committee held five meetings, the Nominating Committee held one meeting and the Valuation Committee held four meetings. Each incumbent member of the Board of Directors attended at least 75% of the aggregate number of meetings of the Board and the committees on which he or she served during the fiscal year ended October 31, 2005. Under the Fund's Corporate Governance Guidelines, all directors are expected to make every effort to attend meetings of the Board, the committees of which they are members and annual meetings of shareholders. Ten members of the Board of Directors attended the 2005 annual meeting of shareholders.

Procedures for Director Nominations

      In accordance with the Fund's Corporate Governance Guidelines, members of the Board are expected to collectively possess a broad range of skills, industry and other knowledge and expertise, and business and other experience useful for the effective oversight of the Fund's business. The Nominating Committee is responsible for identifying and recommending to the Board qualified candidates for membership. Candidates are evaluated based on criteria established from time to time by the Board and the criteria identified in the Corporate Governance Guidelines. These criteria include, but are not limited to:

o Integrity, demonstrated sound business judgment and high moral and ethical character;

o     Diversity of viewpoints, backgrounds, experiences and other demographics;

o     Business or other relevant professional experience;

o Capacity and desire to represent the balanced, best interests of the Fund and its shareholders as a whole and not primarily a special interest group or constituency;

o Ability and willingness to devote time to the affairs and success of the Fund and in fulfilling the responsibilities of a director; and

o The extent to which the interplay of the candidate's expertise, skills, knowledge and experience with that of other Board members will build a Board that is effective, collegial and responsive to the needs of the Fund.

      The Nominating Committee is authorized to develop additional policies regarding Board size, composition and member qualification.

      The Nominating Committee evaluates suggestions concerning possible candidates for election to the Board submitted to the Fund, including those submitted by Board members and shareholders. All candidates, including those submitted by shareholders, will be similarly evaluated by the Nominating Committee using the Board membership criteria described above and in accordance with applicable procedures. Once candidates have been identified, the Nominating Committee will determine whether such candidates meet the qualifications for director nominees established in the Corporate Governance Guidelines or under applicable laws, rules or regulations. The Board, taking into consideration the recommendations of the Nominating Committee, is responsible for selecting the nominees for director and for appointing directors to fill vacancies.

      The Nominating Committee has authority to retain and approve the compensation of search firms to be used to identify director candidates. No third party is currently retained by the Nominating Committee to identify such candidates.

      As noted above, the Nominating Committee will consider qualified director nominees recommended by shareholders when such recommendations are submitted in accordance with applicable SEC requirements, the Fund's bylaws and Corporate Governance Guidelines and any other applicable law, rule or regulation regarding director nominations. When submitting a nomination to the Fund for consideration, a shareholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; and number of shares of Fund common stock owned, if any.

Shareholder Communications with Directors

      Any shareholder desiring to contact the Board, or any specific director(s), may send written communications to: Board of Directors (Attention:
(Name(s) of director(s), as applicable)), c/o the Fund's Secretary, Post Office Box 500, Lenoir, North Carolina 28645. Any proper communications so received will be processed by the Secretary. If it is unclear from the communication received whether it was intended or appropriate for the Board, the Secretary will (subject to any applicable regulatory requirements) use her judgment to determine whether such communication should be conveyed to the Board or, as appropriate, to the member(s) of the Board named in the communication.

                             AUDIT COMMITTEE REPORT

      As noted above, the Audit Committee is directly responsible for hiring, firing, overseeing the work of and determining the compensation for the Fund's independent auditors (subject to the requirement of the 1940 Act that a majority of the Fund's directors who are not interested persons of the Fund ratify the selection of the independent auditors). The independent auditors report directly to the Audit Committee.

      Management is responsible for preparing the Fund's financial statements. The independent auditors are responsible for performing an independent audit of the Fund's audited financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

      In this context, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The Audit Committee also has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU ss. 380), as it may be modified or supplemented.

      The Fund's independent auditors also provided to the Audit Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as it may be modified or supplemented, and the Audit Committee discussed with the independent auditors that firm's independence.

      Based on the above discussions and review with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Fund's annual report to shareholders for the fiscal year ended October 31, 2005 for filing with the Commission.

                                  Respectfully submitted by the Audit Committee:

                                  William E. Cooper (Chairman)
                                  Lawrence Z. Crockett
                                  Brent B. Kincaid
                                  L. Glenn Orr, Jr.

                           ADMINISTRATION OF THE FUND

      Administration of the Fund is primarily the responsibility of the Fund's President and Chief Executive Officer, Paul H. Broyhill, its Vice President, M. Hunt Broyhill, its Vice President and Chief Investment Officer, Michael G. Landry, and its Vice President and Chief Financial Officer, D. Eugene Hendricks. The Fund's portfolio is managed primarily by Paul H. Broyhill, M. Hunt Broyhill, Michael G. Landry and Christopher R. Pavese, CFA, under the supervision of the Board of Directors. The Fund does not have an external investment adviser.

      The Custodian of the Fund's portfolio securities is Wachovia Bank, National Association, Charlotte, North Carolina, pursuant to an Amended and Restated Custodian Agreement dated as of December 31, 1986.

                                   MANAGEMENT

Executive Officers

      The executive officers of the Fund are Paul H. Broyhill, age 81 (President and Chief Executive Officer), M. Hunt Broyhill, age 41 (Vice President), Michael
G. Landry, age 59 (Vice President and Chief Investment Officer), and D. Eugene Hendricks, age 70 (Vice President, Chief Financial Officer and Chief Compliance Officer). Mr. Paul Broyhill has served in executive capacities with the Fund and its predecessors for more than five years. Messrs. Hunt Broyhill, Landry and Hendricks have served in executive capacities with the Fund since March 2001. In addition, Mr. Hendricks and Mr. Hunt Broyhill have served in administrative capacities with the Fund for more than five years.

Compensation

      For the fiscal year ended October 31, 2005, the Fund paid Paul H. Broyhill an annual salary of $18,488 for his services to the Fund as a President and Chief Executive Officer. M. Hunt Broyhill, D. Eugene Hendricks and Michael G. Landry were paid $60,528, $42,558 and $122,500, respectively, for their services to the Fund as executive officers. Directors other than those who are officers of the Fund or who are related by blood or marriage to the Broyhill family (with the exception of Ms. Gordon) are paid $3,000 per year, plus $1,000 per meeting attended (or $500 for participating in a Board meeting by telephone), for service on the Board during a full year. Each such outside director is paid an additional $1,000 for each day of attending a committee meeting held other than on the date of a Board meeting (or $500 for participating in a committee meeting by telephone). In addition, all directors are reimbursed for their reasonable expenses incurred in attending meetings.

      The following table sets forth the aggregate compensation from the Fund for the fiscal year ended October 31, 2005 for each director and for each officer who received compensation from the Fund in excess of $60,000:

Name of Person; Position                        Aggregate Compensation From Fund
------------------------                        --------------------------------
M. Hunt Broyhill                                          $    60,528
(Vice President)

Michael G. Landry                                         $   122,500
(Vice President and Chief
Investment Officer)

                              CERTAIN TRANSACTIONS

      The Fund leases its executive offices from Broyhill Investments, Inc., a corporation controlled by Paul H. Broyhill and members of his family. The terms of the lease, which have been approved by the Fund's Board of Directors, including those persons who are not interested persons of the Fund, provide that the Fund and its two wholly owned subsidiaries shall pay an annual rental of $18,000 to Broyhill Investments, Inc. during the term of the lease, which is on a month-to-month basis.

      On May 25, 2004, Paul H. Broyhill and certain other members of the Fund's Board of Directors who are related to Jan E. Gordon provided a personal guaranty for a loan in the amount of $300,000 secured by Jan E. Gordon. The guarantors were released from all obligations with respect to the loan on July 26, 2004.

                       INDEPENDENT AUDITORS AND AUDIT FEES

Selection of Auditors

      The Audit Committee of the Board of Directors of the Fund, at a meeting to be held prior to the annual meeting of shareholders, intends to select the firm of Dixon Hughes PLLC as the Fund's independent auditors for the fiscal year beginning November 1, 2005. Dixon Hughes PLLC has served as the Fund's independent auditor since April 17, 2001.

      Neither Dixon Hughes PLLC nor any of its members has any direct or indirect financial interest in or any connection with the Fund in any capacity other than as independent public auditors.

      A representative of Dixon Hughes PLLC is expected to attend the meeting via teleconference. The representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Audit Fees

      Fees billed the Fund for the fiscal years ended October 31, 2004 and 2005 by Dixon Hughes PLLC for services rendered are set forth in the following table:

                                           Fiscal Year Ended   Fiscal Year Ended
Type of Service                            October 31, 2004    October 31, 2005
----------------------------------------  ------------------  ------------------
Audit Fees .............................  $           23,377  $           24,802
Audit-Related Fees .....................  $                0  $                0
Tax Fees ...............................  $            2,555  $            2,200
All Other Fees .........................  $              904  $                0

      Tax fees were incurred in connection with federal, state and local tax planning and advice, including advice regarding the calculation of dividends and other distributions the Fund is required to make in order to preserve its status as a regulated investment company under Subchapter M of the Internal Revenue Code. The fees listed under "All Other Fees" above were incurred in connection with the preparation and printing of the Fund's semiannual and annual reports to shareholders.

      During the fiscal year ended October 31, 2005, Dixon Hughes PLLC did not utilize any leased personnel in connection with the audit.

Pre-Approval Policies and Procedures

      The Audit Committee has adopted a policy that requires the Audit Committee to approve all audit and permissible non-audit services to be provided by an independent auditing firm. The Audit Committee has established a general pre-approval policy for certain non-audit services, up to a total of $15,000 during any fiscal year. All of the services described above were approved in accordance with the Audit Committee's pre-approval policy. As a result, none of such services were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

                         CERTAIN BENEFICIAL INTERESTS OF
                              DIRECTORS IN THE FUND

Beneficial Ownership by Directors in the Fund

      Certain information about the dollar range of equity securities of the Fund beneficially owned by the directors and director nominees as of January 10, 2006 is set forth in the following table:

                                       Dollar Range of Equity
Name of Director                       Securities in the Fund
----------------                       ----------------------

Interested Persons
         James T. Broyhill                  Over $100,000
         Paul H. Broyhill                   Over $100,000
         Michael G. Landry                   $1-$10,000
         Allene B. Heilman                  Over $100,000

Other Directors
         William E. Cooper                  Over $100,000
         Lawrence Z. Crockett                $1-$10,000
         Jan E. Gordon                      Over $100,000
         Gene A. Hoots                     $10,001-$50,000
         Brent B. Kincaid                  $10,001-$50,000
         John S. Little                         None
         L. Glenn Orr, Jr.                 $10,001-$50,000

      BMC consists of a single fund managed internally by its Board of Directors and officers. Accordingly, information called for by the disclosure rules of the Commission relating to the value of securities in various funds within the Fund's family of funds is not applicable.

                              BENEFICIAL OWNERSHIP
                    OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

      The following table reflects information concerning directors, executive officers and those persons known to the Fund to own beneficially 5% or more of the Fund's Common Stock as of January 10, 2006:

                                                     Amount and Nature of Beneficial
                                                        Ownership of Common Stock
                                         ---------------------------------------------------
                                                                                 Percent of
                                                   Voting and                    Outstanding
                                                Investment Power                Common Stock
                                         -----------------------------          ------------
Name                                         Sole            Shared
---------------------------------        ------------     ------------

James T. Broyhill                          785,788           96,212             17.9%

Paul H. Broyhill                           418,540(1)        85,973(2)          10.2%

Michael G. Landry                               25                0               (3)

Allene B. Heilman                           29,777(4)             0               (3)

William E. Cooper                            3,240                0               (3)

Lawrence Z. Crockett                           200                0               (3)

Jan E. Gordon                              147,215          239,807              7.8%

Gene A. Hoots                                  607                0               (3)

Brent B. Kincaid                               884                0               (3)

John S. Little                                   0                0                0

L. Glenn Orr, Jr                               558                0               (3)

M. Hunt Broyhill                             5,847        1,065,932(5)          21.7%

D. Eugene Hendricks                              0          292,653              5.9%

Broyhill Investments, Inc.                 316,871                0              6.4%
800 Golfview Park
Lenoir, NC 28645

Eastwind Investments, LLC                  669,715                0             13.6%
153 Hillhaven Place SE
Lenoir, NC 28645

Directors and officers as a group        1,392,681        1,780,577             64.3%

------------

(1) Includes 316,871 shares owned of record by Broyhill Investments, Inc., the voting stock of which is principally owned by a trust, of which Paul H. Broyhill is the trustee, and by Mr. Broyhill's immediate family. Does not include 979,959 shares owned by Hibriten Investments of N. C., LP, which is controlled indirectly by Mr. Broyhill's son. See note (5) below.

(2) Includes 85,973 shares owned of record by Broyhill Family Foundation, Inc., a non-profit corporation. By resolution of the Foundation trustees, Paul H. Broyhill and M. Hunt Broyhill control the voting and disposition of shares of the Fund owned by the Foundation.

(3)   Total shares represent less than 1.0% of the Fund's outstanding Common
      Stock.

(4) Does not include 669,715 shares owned by Eastwind Investments, LLC, which is controlled by James W. Stevens, Rebecca S. Elliott, John F. Stevens and Anne S. Hsu, children of Allene B. Heilman.

(5) Includes 979,959 shares owned by Hibriten Investments of N.C., LP. The General Partner of Hibriten Investments of N.C., LP is Hibriten Management of N.C., LLC. M. Hunt Broyhill is the Manager and owns 30% of the interests in Hibriten Management of N.C., LLC. The Estate of Faye Arnold Broyhill, of which Paul H. Broyhill is Executor, owns 70% of the interests in Hibriten Management of N.C., LLC.

      The addresses of each of James T. Broyhill, Paul H. Broyhill, M. Hunt Broyhill and D. Eugene Hendricks are set forth under "Information about Directors and Officers," above.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Under federal securities laws, the Fund's directors, officers and beneficial owners of more than 10% of the Common Stock are required to report their beneficial ownership of Common Stock and any changes in that ownership to the Commission. Specific dates for such reporting have been established, and the Fund is required to report in this Proxy Statement any failure to file by the established dates during the last fiscal year. In the last fiscal year, to the Fund's knowledge, all of these filing requirements were satisfied by the Fund's directors, officers and principal shareholders.

                              SHAREHOLDER PROPOSALS

      In order to be included in proxy material for the 2007 annual meeting of shareholders, shareholder proposals must be received at the offices of the Fund by October 2, 2006 and must be submitted in accordance with applicable procedures.

      Shareholder proposals which are not intended to be included in the proxy materials for the 2007 annual meeting must be submitted to the Fund no later than December 16, 2006. Only business properly brought before an annual meeting may be subject to action at the meeting. The chairman of the meeting may refuse to consider any business that is not raised in accordance with these procedures. A proxy may confer discretionary authority to vote on any matter at an annual meeting if the Fund does not receive proper notice of the matter within the timeframe described above.

                         ANNUAL AND SEMI-ANNUAL REPORTS

      The Fund will furnish, without charge, a copy of its annual report (and the most recent semi-annual report succeeding the annual report, if any) for the fiscal year ended October 31, 2005 to a shareholder upon request. Any such request should be directed to the Secretary of the Fund by writing to Carol Frye at the Fund, 800 Golfview Park, P. O. Box 500, Lenoir, North Carolina 28645. (A stamped, addressed postal card is enclosed for use in requesting such report.) This annual report was previously furnished to shareholders on or about December 29, 2005.

                                  OTHER MATTERS

      As of the date of this proxy statement, the Board of Directors knows of no other business to come before the annual meeting for consideration by the Fund's shareholders. If any other business properly comes before the meeting, the persons named as proxy agents in the accompanying proxy card will vote the shares represented by the proxy in accordance with their best judgment.

                                       By Order of the Board of Directors
                                       Carol Frye
                                       Secretary

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                 BMC FUND, INC.

      The undersigned hereby appoints Paul H. Broyhill and Carol Frye, or either of them, as agents, each with the power to appoint his substitute, and hereby authorizes them to vote, as designated below, all of the shares of Common Stock of BMC Fund, Inc. (the "Fund"), held of record by the undersigned on January 10, 2006 at the annual meeting of shareholders to be held on February 25, 2006, or at any adjournment thereof.

1.    The election of 11 directors:

      FOR all nominees listed below    WITHHOLD AUTHORITY
      (except as marked below to       to vote for all nominees listed below |_|
      the contrary) |_|

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

James T. Broyhill, Paul H. Broyhill, William E. Cooper, Lawrence Z. Crockett, Jan E. Gordon, Allene B. Heilman, Gene A. Hoots, Brent B. Kincaid, Michael G. Landry, John S. Little, L. Glenn Orr, Jr.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS PROPERLY SIGNED BUT NO DIRECTION IS GIVEN, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR. IN THEIR DISCRETION, THE PROXY AGENTS ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Dated _________________, 2006.
                                       -----------------------------------------
                                       Signature*

                                       -----------------------------------------
                                       Signature*

* Please sign exactly as the name appears hereon. When shares are held in joint accounts, each joint owner should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should indicate their title.